                                                                    Exhibit 99.1



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Michael R. Mulcahy, is the President and Co-Chief Executive Officer of Trans-Lux Corporation (the "Company").

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

     By execution of this statement, I certify that, to the best of my knowledge:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.


Dated: November 13, 2002

                                                         /s/  Michael R. Mulcahy
                                                         -----------------------
                                                          Michael R. Mulcahy

                                                                    Exhibit 99.2



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Thomas Brandt, is the Executive Vice President and Co-Chief Executive Officer of Trans-Lux Corporation (the "Company").

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

     By execution of this statement, I certify that, to the best of my knowledge:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.


Dated: November 13, 2002

                                                              /s/  Thomas Brandt
                                                              ------------------
                                                               Thomas Brandt

                                                                    Exhibit 99.3



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Angela D. Toppi, is the Executive Vice President and Chief Financial Officer of Trans-Lux Corporation (the "Company").

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

     By execution of this statement, I certify that, to the best of my knowledge:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.


Dated: November 13, 2002

                                                            /s/  Angela D. Toppi
                                                            --------------------
                                                             Angela D. Toppi